Exhibit 99.1
The Ensign Group Reports Record Third Quarter
Conference Call and Webcast Scheduled for Friday, October 29, 2010 at 10:00 am PT
MISSION VIEJO, California — October 28, 2010 — The Ensign Group, Inc. (NASDAQ:ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health, hospice care and assisted living companies, today reported record results for the third quarter of 2010.
Financial Highlights Include:
•	Overall occupancy grew to 80.1% over the third quarter of 2009, and same-store occupancy increased by 216 basis points to a record 83.3%;

•	Total revenue was a record $164.7 million, up 23.9% on a consolidated basis;

•	Same-store skilled mix increased by 198 basis points to 52.4%;

•	Consolidated EBITDAR climbed 27.4% to $26.5 million, with consolidated EBITDAR margins of 16.1%;

•	Net income rose 28.6% to $9.9 million for the quarter; and

•	GAAP earnings were a record $0.47 per diluted share, up 27%.
Operating Results
Citing the marked improvements in both same-store and overall occupancy in the quarter, Ensign’s President and Chief Executive Officer Christopher Christensen said, “We are especially gratified that our operators would not only grow occupancy year over year, but actually grow it sequentially over Q2, which is unprecedented for a third quarter in our census-cyclical business.”
After adding 19 new facilities and a home health business since January 2009, Mr. Christensen noted that the third quarter was “time to take a short breather” from the aggressive acquisition pace, and focus on improving both the recently-acquired and existing operations. He added that “these results represent a strong validation of Ensign’s business model, and demonstrate robust momentum heading into 2011.”
Ensign’s balance sheet further improved, with its industry-low adjusted net-debt-to-EBITDAR ratio of 1.9x, and net cash from operations of $34.5 million through September 30, 2010. Fully diluted GAAP earnings per share were $0.47 for the quarter, compared to $0.37 per share in the prior year. Excluding $0.1 million in acquisition expenses and amortization of recently-acquired patient bases, adjusted net income was $9.9 million or $0.47 per diluted share for the quarter.
A discussion of the company’s use of non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDAR and EBITDA, as well as a reconciliation of GAAP earnings per share and net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release.

More complete information is contained in the Company’s 10-Q, which was filed with the SEC today and can be viewed on the Company’s website at http://www.ensigngroup.net.
2010 Guidance Affirmed
Management affirmed its 2010 annual guidance, projecting revenues of $628 million to $638 million, and net income of $1.79 to $1.83 per diluted share for the year. The guidance is based on diluted weighted average common shares outstanding of 21.4 million and assumes, among other things, no additional acquisitions or dispositions beyond those made to date, and an aggregate 1.0% projected decline in overall reimbursement rates. It also assumes that tax rates do not materially increase, and no negative impact associated with the implementation of RUGs-IV and MDS 3.0.
Quarter Highlights
During the quarter, the company’s Board of Directors declared a quarterly cash dividend of $0.05 per share of Ensign common stock. Ensign has been a dividend-paying company since 2002.
With no new additions to Ensign’s existing portfolio, the company nevertheless experienced significant growth in census, margins and earnings. Ensign’s portfolio includes 81 facilities, 51 of which are Ensign-owned, with Ensign affiliates holding purchase options on eight of Ensign’s 30 leased facilities. Ensign also owns one home health and two hospice businesses. Management reaffirmed that Ensign is actively seeking additional opportunities to acquire both well-performing and struggling long-term care operations across the Western United States.
Conference Call
A live webcast will be held on Friday, October 29, 2010, at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time) to discuss Ensign’s third quarter results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors section of the Ensign website at http://investor.ensigngroup.net. The webcast will be recorded, and will be available for replay via the website until 5:00 p.m. Pacific Time on Friday, November 5, 2010.
About Ensign™
The Ensign Group, Inc.’s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, and other rehabilitative and healthcare services for both long-term residents and short-stay rehabilitation patients at 81 facilities, two hospice companies and a home health business in California, Arizona, Texas, Washington, Utah, Idaho and Colorado. Each of these facilities is operated by a separate, wholly-owned independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated “Company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “its” and similar verbiage are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the hospice business, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.
These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q, which was filed today, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.
Contact Information
Robert East, Westwicke Partners LLC, (443) 213-0500, bob.east@westwickepartners.com, or Suzanne Snapper, Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.
SOURCE: The Ensign Group, Inc.

THE ENSIGN GROUP, INC.
GAAP AND ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

	Three Months Ended				Nine Months Ended
	September 30, 2010				September 30, 2010
		Non-				Non-
		GAAP		As	As	GAAP		As
	As Reported	Adj.		Adjusted	Reported	Adj.		Adjusted
Revenue	$164,653			$164,653	$476,775			$476,775
Expense:
Cost of services (exclusive of facility rent and depreciation and amortization shown separately below)	131,460	(7	) (1)	131,453	380,451	(96	)(1)	380,355
Facility rent—cost of services	3,631			3,631	10,822			10,822
General and administrative expense	6,713			6,713	18,894			18,894
Depreciation and amortization	4,260	(84	)(2)	4,176	12,238	(453	)(2)	11,785

Total expenses	146,064	(91)		145,973	422,405	(549)		421,856
Income from operations	18,589	91		18,680	54,370	549		54,919
Other income (expense):
Interest expense	(2,283)			(2,283)	(6,871)			(6,871)
Interest income	58			58	188			188

Other expense, net	(2,225)			(2,225)	(6,683)			(6,683)
Income before provision for income taxes	16,364	91		16,455	47,687	549		48,236
Provision for income taxes	6,477	36	(3)	6,513	18,833	217	(3)	19,050

Net income	$9,887	55		$9,942	$28,854	332		$29,186

Net income per share:
Basic	$0.48			$0.48	$1.39			$1.41

Diluted	$0.47			$0.47	$1.37			$1.38

Weighted average common shares outstanding:
Basic	20,756			20,756	20,728			20,728

Diluted	21,147			21,147	21,123			21,123

(1)	Represents acquisition-related costs expenses.

(2)
Represents amortization costs related to patient base intangible assets acquired. Patient base intangible assets are amortized over a period of four to eight months, depending on the classification of the patients and the level of occupancy in a new acquisition on the acquisition date.

(3)	Represents the tax impact of acquisition costs and patient base non-GAAP adjustments represented in entries (1) and (2).

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET INCOME TO EBITDA AND EBITDAR
(in thousands)
The table below reconciles net income to EBITDA and EBITDAR for the periods presented:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Consolidated Statement of Income Data:
Net income	$9,887	$7,686	$28,854	$23,793
Interest expense, net	2,225	1,168	6,683	3,498
Provision for income taxes	6,477	4,977	18,833	15,537
Depreciation and amortization	4,260	3,239	12,238	9,413

EBITDA(1)	$22,849	$17,070	$66,608	$52,241

Facility rent—cost of services	3,631	3,707	10,822	11,132

EBITDAR(1)	$26,480	$20,777	$77,430	$63,373

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS AND STATEMENTS OF CASH FLOWS
(In thousands)

	September 30,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$36,926	$38,855
Accounts receivable—less allowance for doubtful accounts of $9,254 and $7,575 at September 30, 2010 and December 31, 2009, respectively	72,083	62,606
Prepaid income taxes	397	1,242
Prepaid expenses and other current assets	6,953	6,498
Deferred tax asset—current	10,707	8,126

Total current assets	127,066	117,327
Property and equipment, net	254,192	230,774
Insurance subsidiary deposits and investments	15,845	13,810
Escrow deposits	250	7,595
Deferred tax asset	6,392	4,262
Restricted and other assets	6,067	5,650
Intangible assets, net	4,131	4,498
Goodwill	10,524	7,432
Other indefinite-lived intangibles	672	—

Total assets	$425,139	$391,348

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$17,616	$15,498
Accrued wages and related liabilities	30,835	28,756
Accrued self-insurance liabilities—current	10,672	10,074
Other accrued liabilities	13,247	15,375
Current maturities of long-term debt	2,165	2,065

Total current liabilities	74,535	71,768
Long-term debt—less current maturities	105,847	107,401
Accrued self-insurance liabilities—less current portion	25,393	22,096
Deferred rent and other long-term liabilities	2,951	2,524
Stockholders’ equity	216,413	187,559

Total liabilities and stockholders’ equity	$425,139	$391,348

The following table presents selected data from our condensed consolidated statement of cash flows for the periods presented:

	Nine Months Ended
	September 30,
	2010	2009
	(In thousands)
Net cash provided by operating activities	$34,460	$28,683
Net cash used in investing activities	(32,758)	(45,441)
Net cash used in financing activities	(3,631)	(3,203)

Net decrease in cash and cash equivalents	(1,929)	(19,961)
Cash and cash equivalents at beginning of period	38,855	41,326

Cash and cash equivalents at end of period	$36,926	$21,365

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(Dollars in thousands)
The following table summarizes our selected performance indicators, along with other statistics, for each of the dates or periods indicated:

	Three Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Total Facility Results :
Revenue	$164,653	$132,924	$31,729	23.9%
Number of facilities at period end	81	70	11	15.7%
Actual patient days	688,617	581,041	107,576	18.5%
Occupancy percentage — Operational beds	80.1%	79.5%		0.6%
Skilled mix by nursing days	24.5%	24.5%		—%
Skilled mix by nursing revenue	47.9%	48.1%		(0.2)%

	Three Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Same Facility Results(1) :
Revenue	$124,274	$115,748	$8,526	7.4%
Number of facilities at period end	56	56	—	—%
Actual patient days	498,610	495,532	3,078	0.6%
Occupancy percentage — Operational beds	83.3%	81.1%		2.2%
Skilled mix by nursing days	28.1%	26.2%		1.9%
Skilled mix by nursing revenue	52.4%	50.4%		2.0%

	Three Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Transitioning Facility Results(2) :
Revenue	$9,129	$8,519	$610	7.2%
Number of facilities at period end	6	6	—	—%
Actual patient days	42,942	42,317	625	1.5%
Occupancy percentage — Operational beds	73.3%	72.2%		1.1%
Skilled mix by nursing days	19.4%	17.3%		2.1%
Skilled mix by nursing revenue	41.6%	39.5%		2.1%

	Three Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Recently Acquired Facility Results(3) :
Revenue	$31,250	$8,657	$22,593	NM%
Number of facilities at period end	19	7	12	NM%
Actual patient days	147,065	43,192	103,873	NM%
Occupancy percentage — Operational beds	72.7%	70.1%		2.6%
Skilled mix by nursing days	13.8%	11.6%		2.2%
Skilled mix by nursing revenue	30.5%	25.8%		4.7%

(1)
Same Facility results represent all facilities purchased prior to January 1, 2007. Same Facility results for 2009 include the results of operations through September 30, 2009 of our assisted living facility in Arizona where we decided not to exercise our renewal option on the lease which expired on September 30, 2009. The non-renewal of this lease reduced the number of actual patient days by 7,461 during the three months ended September 30, 2010.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2007 to December 31, 2008.

(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2009.

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(Dollars in thousands)
The following table summarizes our selected performance indicators, along with other statistics, for each of the dates or periods indicated:

	Nine Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Total Facility Results :
Revenue	$476,775	$395,387	$81,388	20.6%
Number of facilities at period end	81	70	11	15.7%
Actual patient days	2,005,559	1,724,398	281,161	16.3%
Occupancy percentage — Operational beds	79.6%	79.6%		—%
Skilled mix by nursing days	25.1%	24.7%		0.4%
Skilled mix by nursing revenue	48.6%	48.2%		0.4%

	Nine Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Same Facility Results(1) :
Revenue	$366,323	$348,348	$17,975	5.2%
Number of facilities at period end	56	56	—	—%
Actual patient days	1,472,619	1,488,370	(15,751)	(1.1)%
Occupancy percentage — Operational beds	82.9%	81.7%		1.2%
Skilled mix by nursing days	28.7%	26.3%		2.4%
Skilled mix by nursing revenue	53.1%	50.3%		2.8%

	Nine Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Transitioning Facility Results(2) :
Revenue	$26,046	$24,683	$1,363	5.5%
Number of facilities at period end	6	6	—	—%
Actual patient days	123,820	120,358	3,462	2.9%
Occupancy percentage — Operational beds	71.2%	69.2%		2.0%
Skilled mix by nursing days	19.0%	18.2%		0.8%
Skilled mix by nursing revenue	40.5%	41.9%		(1.4)%

	Nine Months Ended
	September 30,
	2010	2009	Change	% Change
	(Dollars in thousands)
Recently Acquired Facility Results(3) :
Revenue	$84,406	$22,356	$62,050	NM%
Number of facilities at period end	19	7	12	NM%
Actual patient days	409,120	115,670	293,450	NM%
Occupancy percentage — Operational beds	72.1%	67.4%		4.7%
Skilled mix by nursing days	14.1%	10.3%		3.8%
Skilled mix by nursing revenue	30.6%	22.8%		7.8%

(1)
Same Facility results represent all facilities purchased prior to January 1, 2007. Same Facility results for 2009 include the results of operations through September 30, 2009 of our assisted living facility in Arizona where we decided not to exercise our renewal option on the lease which expired on September 30, 2009. The non-renewal of this lease reduced the number of actual patient days by 21,984 during the nine months ended September 30, 2010.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2007 to December 31, 2008.

(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2009.

THE ENSIGN GROUP, INC.
SKILLED NURSING AVERAGE DAILY REVENUE RATES AND REVENUE BY PAYOR
The following table reflects the change in the skilled nursing average daily revenue rates by payor source, excluding therapy and other ancillary services that are not covered by the daily rate:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	Same Facility			Same Facility
	2010	2009	% Change	2010	2009	% Change
Skilled Nursing Average Daily Revenue Rates:
Medicare	$557.22	$545.11	2.2%	$554.61	$544.12	1.9%
Managed care	347.68	338.97	2.6%	343.65	335.98	2.3%
Other skilled	556.12	588.55	(5.5)%	550.11	612.91	(10.2)%
Total skilled revenue	475.75	463.99	2.5%	471.73	463.61	1.8%
Medicaid	166.12	159.67	4.0%	164.63	160.52	2.6%
Private and other payors	189.16	179.75	5.2%	188.14	182.47	3.1%
Total skilled nursing revenue	$255.49	$241.73	5.7%	$255.16	$242.67	5.1%
The following table sets forth our total revenue by payor source and as a percentage of total revenue for the periods indicated:

	Three Months Ended September 30,				Nine Months Ended September 30,
	2010		2009		2010		2009
	$	%	$	%	$	%	$	%
Revenue:
Medicaid	$66,993	40.7%	$53,589	40.3%	$192,648	40.4%	$159,428	40.3%
Medicare	52,905	32.1	42,027	31.6	154,616	32.4	128,389	32.5
Medicaid-skilled	4,420	2.7	3,640	2.7	13,462	2.8	8,627	2.2

Total	124,318	75.5	99,256	74.6	360,726	75.6	296,444	75.0
Managed Care	20,373	12.4	17,996	13.6	61,164	12.9	52,675	13.3
Private and Other(1)	19,962	12.1	15,672	11.8	54,885	11.5	46,268	11.7

Total revenue	$164,653	100.0%	$132,924	100.0%	$476,775	100.0%	$395,387	100.0%

Discussion of Non-GAAP Financial Measures
EBITDA consists of net income before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. EBITDAR consists of net income before (a) interest expense, net, (b) provisions for income taxes, (c) depreciation and amortization, and (d) facility rent-cost of services. The Company believes that the presentation of EBITDA and EBITDAR provides important supplemental information to management and investors to evaluate the Company’s operating performance. The Company believes disclosure of adjusted non-GAAP net income and non-GAAP diluted earnings per share has economic substance because the excluded expenses are infrequent in nature and are variable in nature, or do not represent current cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the Company’s industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the Company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the Company’s Report on Form 10-Q filed today with the SEC. The Form 10-Q is available on the SEC’s website at www.sec.gov or under the “Financial Information” link of the Investor Relations section on Ensign’s website at http://www.ensigngroup.net.